UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                              September 15, 2006

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                     0-20193              73-1238709
(State or other jurisdiction  (Commission file Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code:  (918-488-8068)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.  Regulation FD Disclosure

     On September 15, 2006, the Registrant issued a press release announcing the commencement of drilling operations on the Empire Cobble Cuesta 1-12-12N-34E well. A copy of the press release is attached to this report as Exhibit
99.1 and is being furnished pursuant to Regulation FD.

ITEM 9.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1  Press Release dated September 15, 2006


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  September 18, 2006

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

Chief Executive Officer

EXHIBIT 99.1
                              NEWS RELEASE

                             TULSA, OKLAHOMA


September 15, 2006                                      For Immediate Release



                  EMPIRE PETROLEUM CORPORATION ANNOUNCES
                   COMMENCEMENT OF TEST WELL IN NEVADA
                       AND COMPLETION OF FINANCING


Empire Petroleum Corporation (OTCBB: EMPR), a Tulsa, Oklahoma based company, announced today that drilling operations were commenced September 14, 2006 on the Empire Cobble Cuesta 1-12-12N-34E, Nye County, Nevada. It is expected that the total depth of this exploratory well will be 6,500 feet and the well should take 25 to 30 days to drill.

Empire said the well was being drilled on a large surface structure, which was further defined by gravity data, photo-geologic mapping, satellite imagery, detailed surface mapping and a new 2-D seismic program. Additionally, a test well drilled about four miles from the Cobble Cuesta location had good oil shows.

Empire owns a ten percent (10%) working interest in 44,604 lease acres and has entered into an agreement to earn an additional thirty percent (30%) interest by paying forty-five percent (45%) of the costs of drilling the Cobble Cuesta well. In addition, Empire has a forty percent (40%) interest in an another 30,917 lease acres, bringing the total lease acres in the prospect to 75,521.

The Company has completed a private placement of 7,250,000 shares at $0.20 per share for a total of $1,450,000. For each four shares purchased the buyer received one share purchase warrant which is exercisable for one year at $0.50 per share. The total number of warrants issued was 1,812,500. These funds will be used to pay Empire's well costs.

Statements in this press release other than purely historical information, including statements relating to the Company's future plans and objectives or expected results, constitute "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements are based on numerous assumptions and are subject to all of the risks and uncertainties incident to the Company's business, including risks inherent in oil and gas exploration and development and other risks described in the reports and statements filed by the Company with the Securities and Exchange Commission. As a result, actual results may vary materially from those described in the forward-looking statements.

For further information contact:	Albert E. Whitehead, Chairman & CEO
						tel:	(918) 488-8068